Summary Prospectus Supplement dated May 2, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen Utility Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Meggan Walsh	Portfolio Manager (lead)	2010
Robert Botard	Portfolio Manager	2011	”
VK-UTL SUM SUP-1 050211